CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report of Nettron.com, Inc. (the "Company") on Form 20-F for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Glen Kertz, President of the Company, certify that:

           (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /s/ M. Glen Kertz

M. Glen Kertz
President
September 29, 2003